UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number    811-08071

                         LAZARD RETIREMENT SERIES, INC.
               (Exact name of Registrant as specified in charter)


                              30 Rockefeller Plaza
                            New York, New York 10112

              (Address of principal executive offices)   (Zip code)

                              Nathan A. Paul, Esq.
                              30 Rockefeller Plaza
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 632-6000

Date of fiscal year end:     12/31

Date of reporting period:    06/30/03



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Item 1. Report to Shareholders




     Lazard
     Retirement Series
     Semi-Annual
     Report


     JUNE 30, 2003


                                       [LOGO] LAZARD
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LAZARD RETIREMENT SERIES, INC.


TABLE OF CONTENTS                                                           PAGE

Investment Overviews .....................................................    2
Performance Overviews ....................................................    5
Portfolios of Investments
    Lazard Retirement Equity Portfolio ...................................    9
    Lazard Retirement Small Cap Portfolio ................................   11
    Lazard Retirement International Equity Portfolio .....................   14
    Lazard Retirement Emerging Markets Portfolio .........................   16
Notes to Portfolios of Investments .......................................   18
Statements of
    Assets and Liabilities ...............................................   20
    Operations ...........................................................   21
    Changes in Net Assets ................................................   22
Financial Highlights .....................................................   24
Notes to Financial Statements ............................................   26
Board of Directors and Officers Information ..............................   29


SHARES OF THE PORTFOLIOS ARE OFFERED ONLY TO SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. PORTFOLIO SHARES MAY ALSO BE OFFERED TO CERTAIN QUALIFIED PENSION AND RETIREMENT PLANS AND ACCOUNTS PERMITTING ACCUMULATION OF ASSETS ON A TAX-DEFERRED BASIS.

THE VIEWS OF THE FUND'S MANAGEMENT AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS REPORT ARE AS OF JUNE 30, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS REPORT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.


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LAZARD RETIREMENT SERIES, INC.

INVESTMENT OVERVIEWS


--------------------------------------------------------------------------------
A MESSAGE FROM LAZARD

We are pleased to bring you the following semi-annual report of the Fund for the six-month period ended June 30, 2003.

Crosscurrents affected the global economy during the first half of 2003. The capital markets moved lockstep in anticipation of stronger economic growth beginning with the third quarter of 2003. This flow of investment capital, from Treasuries to credit and, ultimately, to the equity markets occurred against a backdrop of considerable uncertainty. Government bond yields fell, worldwide, as deflation fears set in at the beginning of the year. In March, however, global equity markets rose steadily as the uncertainty of a possible war in Iraq and the SARS (Severe Acute Respiratory Syndrome) crisis subsided. Other signs of optimism began to appear in the U.S. and in Europe, as the Federal Reserve cut interest rates, the U.S. government reduced taxes and Germany promised income tax reductions, providing support to the global economy while increasing investor confidence in a late 2003 recovery. Stocks did well abroad, with many countries outpacing gains in the United States. The euro continued to appreciate against the U.S. dollar, enhancing the returns of U.S. dollar-based investors. While the weakness in the euro following its early 1999 creation depressed returns on non-U.S. investments, the rebound in the euro that began in early 2002 has augmented returns for the U.S. dollar-based investors. These positive results, however, were tempered by the fact that much of the economic data across the globe had not materially changed for the better. For example, economic growth estimates for the U.S. and much of Europe remain flat throughout the remaining two quarters of the year.

In this environment, long-term investors are understandably questioning the direction of the capital markets, particularly whether the global market rally that took place in the second quarter was the beginning of a full market recovery. Evidence for this has yet to materialize. We need to see much stronger earnings growth over the next few quarters and better valuations across the board. Regardless of market trends, Lazard will remain focused on seeking financially productive and inexpensively valued companies. We feel that the current environment will likely result in unique buying opportunities for the disciplined investor. In our view, building a portfolio of various asset and investment classes and maintaining a long-term focus is the best path for investors to take in reaching their investment goals.

As bottom-up stock pickers, we remain focused on stock selection and fundamentals of the companies we follow, seeking to identify and take advantage of pricing anomalies and discovering hidden opportunities to uncover value.

The following INVESTMENT OVERVIEWS are intended to provide you with mid-year reviews about the current market environment and insights on the Portfolios and their recent performance.

EQUITY MARKETS OVERVIEW

During the first six months of 2003, as U.S. and global stocks climbed, the S&P 500(R) Index returned 11.8% and stocks outside the U.S., measured by the Morgan Stanley Capital International (MSCI(R)) World(R) Index, registered an 11.1% return.

The year began with a sharp, but short-lived, rally that quickly faded in the face of a deteriorating economic outlook, uncertainty about the prospect of a U.S.-led war against Iraq and the fear of SARS spreading from China to the rest of the world. By early March, stocks had approached the lows of October 2002. It was only in mid-March, when investors' fears subsided, that stocks began to rebound sharply. The equity markets continued on an upward swing through May and June, posting their best quarterly performance since the fourth quarter of 1999, the lead up to the 2000 market peak.

The second quarter's rally was broad based, with all sectors seeing double-digit gains. However, the more volatile, less profitable companies that had been hardest hit by previous market weakness achieved the strongest gains within each sector. Regionally, returns were fairly consistent, with Europe and Asia generating mid-teens percentage gains in local currency terms; the gain in European markets was, however, enhanced by the continued strength of the euro, which continued to rise against the dollar during the first six months of the year. Emerging markets were the true stars of the period, as markets in Venezuela, Turkey, Russia and Indonesia all posted strong gains. Returns in Asian



2

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LAZARD RETIREMENT SERIES, INC.

INVESTMENT OVERVIEWS (CONTINUED)

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markets varied from modest increases in Malaysia, Pakistan and Taiwan to impressive returns in South Korea and Indonesia.

Global returns have been strengthening in reaction to attractive valuations, a weaker dollar, and stimulative economic policy. While the more speculative stocks that had been hardest hit during the extended market decline have dominated the early stages of this rally, we expect the rally to broaden to include more financially productive, relative value stocks. Hence, our belief remains that investors should strongly maintain an allocation to different asset classes and non-correlated investments in order to manage risk and achieve consistency in returns.

At Lazard, we believe that bottom-up, value-driven investing leads to portfolios that outperform in the long-term. In the second half of 2003, we will, as always, focus on high-quality companies that we believe are capable of generating strong returns for investors in a variety of economic environments.

LAZARD RETIREMENT EQUITY PORTFOLIO

For the six months ended June 30, 2003, Lazard Retirement Equity Portfolio posted a total return of 9.30%, as compared with the 11.77% return of the S&P 500 Index.

In the first quarter, the Portfolio benefited from strong stock selection in telecommunications, as our holdings (including Comcast and Verizon) defended well despite the group's sharp decline. The Portfolio's relatively low weight in the health care sector detracted from returns, as did stock performance in the group. Eli Lilly, for example, lagged the group due to concerns over their anti-psychotic drug ZYPREXA.

The second quarter, conversely, saw the Portfolio benefit from its underweight position in health care, as well as from stock selection in consumer discretionary. Target rallied strongly on expectations the economic rebound will support consumer spending. The Portfolio was hurt in this quarter by stock selection in technology and the utilities sector. In both cases, however, all of our holdings contributed positively, but returns were hurt by not owning some of the sectors' biggest movers. As sentiment improved, investors embraced risk and sought out the most volatile and highly leveraged stocks.

LAZARD RETIREMENT SMALL CAP PORTFOLIO

Lazard Retirement Small Cap Portfolio posted a total return of 11.75%, as compared with the 17.88% return of the Russell 2000(R) Index for the six months ended June 30, 2003.

Stock selection in the technology sector helped performance during the first quarter. Shares of Microsemi Corp. (which designs and manufactures semiconductors) performed strongly, due to improved pricing and volumes in its military/aero/satellite division. On the other hand, stock selection in finance and in consumer staples detracted from performance. Shares of Investment Technology Group were weak, as the company reported disappointing results in January due to weak trading volume. Robert Mondavi holdings declined after the company lowered full-year forecasts due to sluggish sales, which have suffered because of cheaper imports and price cuts by competitors.

The Portfolio was helped by stock selection in the utilities sector in the second quarter, where DQE's stock rose after the company announced significant progress in resolving its dispute with the IRS. Stock selection in the consumer discretionary and financials sectors hurt the Portfolio, however, as both sectors saw the strongest rallies in lower-quality stocks. In the financial sector, shares of W Holding declined after the company announced that first-quarter earnings were reduced due to investment losses.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Lazard Retirement International Equity Portfolio posted a total return of 8.01%, as compared with the 9.47% return of the MSCI Europe, Australasia and Far East (EAFE(R)) Index for the six months ended June 30, 2003.

In the first quarter of 2003, the Portfolio benefited from strong stock selection in the financial sector, particularly in Irish bank holdings (Allied Irish and Bank of Ireland), which posted strong returns from their core businesses and had little exposure to volatile capital markets. Strong stock selection in the materials sector was driven by gains in CRH, the Irish building materials company. Conversely, European energy stocks, such as Eni and Total, underperformed during the quarter, on investor fears of a potential oil price drop in the wake of the Iraq war.



                                                                               3

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LAZARD RETIREMENT SERIES, INC.

INVESTMENT OVERVIEWS (CONCLUDED)

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The second quarter saw the energy stocks, especially Total, rebound, as the Iraq situation abated; stock selection in consumer discretionary also helped, as Nissan's shares rose to a 13-year high. Takeda Chemical lagged the gains of some of its pharmaceutical peers due to concerns over the company's new-drug pipeline. While all of the Portfolio's financial holdings contributed positively, returns were hurt by not owning some of the sector's big movers.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

Lazard Retirement Emerging Markets Portfolio posted a total return of 12.68%, as compared with the 16.13% return of the MSCI Emerging Markets Free(R) (EMF)
Index for the six months ended June 30, 2003.

Emerging markets equities fell overall during the first quarter of 2003, with Asian markets dropping most, Eastern European markets falling moderately, and Latin American markets posting a very marginal rise. Investor concerns about declining world economic growth, the conflict in Iraq, and the emergence of SARS in Asia all acted to make the period highly volatile and unpredictable. By country, the first quarter included few bright spots, with defaulted Argentina, ironically, performing better than any other nation. By sector, health care, utilities and energy outperformed the index over the quarter. Significant underperformers in the Portfolio included telecom services, information technology, and financials. We purchased some shares in Telkom South Africa, and added to positions in Satyam and Wimm-Bill-Dann. We disposed of the Portfolio's holding in Panamerican Beverages after Coca Cola Femsa bid for the entire company.

Emerging markets equities recovered dramatically during the second quarter of 2003, helped by the rapid end to the war and the falling impact of SARS. Markets in Asia and Latin America performed similarly to the index, while Eastern European shares demonstrated even better performance. Particularly noteworthy performance was experienced in Venezuela (where the equity market rose by almost 90%), Turkey, Russia and Indonesia (where share prices finished more than 40% higher). Although all sectors posted positive performance, information technology and telecommunications, two sectors that lagged considerably over the past three years, managed to keep pace or actually better the index's return. The Portfolio participated in several public offerings of Asian companies over the quarter, including Indonesia's largest bank (Bank Mandiri) and Daewoo Shipbuilding, in South Korea. We sold the Portfolio's position in Quanta Computer, and trimmed holdings in Compal Electronics and Yue Yuen, all due to higher valuations. Holdings in KT Corp. and Telefonos de Mexico were increased due to their defensive natures.



----------
NOTES TO INVESTMENT OVERVIEWS:

All returns are for the period ended June 30, 2003 and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund's Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios' returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

Past performance is not indicative, nor a guarantee, of future results.



4

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LAZARD RETIREMENT SERIES, INC.

PERFORMANCE OVERVIEWS

--------------------------------------------------------------------------------
LAZARD RETIREMENT EQUITY PORTFOLIO

COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN LAZARD RETIREMENT EQUITY
                         PORTFOLIO AND S&P 500(R) INDEX*

           [Table below represents a chart in the printed document.]

                                 Retirement Equity
                                     Portfolio                  S&P 500 Index
                                 -----------------              -------------
         3-18-98                     10000                         10000
                                     10230                         10154.4
                                     10309.8                       10256.5
                                     10250                         10080.1
         Jun-98                      10409.9                       10489.6
                                     10199.6                       10377.8
                                     9029.72                       8874.62
                                     9299.71                       9443.39
                                     10219.5                       10211.5
                                     10599.6                       10830.7
         Dec-98                      11088.7                       11455
                                     11319.3                       11934.3
                                     10978.6                       11563.8
                                     11390.3                       12026.9
                                     12022.5                       12492.9
                                     11962.4                       12198.7
         Jun-99                      12403.4                       12875.7
                                     12121.9                       12474
                                     11820                         12411.6
                                     11197.1                       12072.2
                                     11720.3                       12836.1
                                     11780.6                       13097
         Dec-99                      11993.8                       13868.5
                                     11494.4                       13171.7
                                     10651.9                       12922.4
                                     11858.2                       14186.2
                                     11858.2                       13758.5
                                     12045.5                       13476.2
         Jun-00                      11931.1                       13808.4
                                     11702                         13592.5
                                     12183                         14435.5
                                     12006.3                       13673.6
                                     12308                         13615.8
                                     11735.7                       12542.9
         Dec-00                      11982.2                       12604.2
                                     12605.2                       13051.5
                                     12135.1                       11861.5
                                     11535.6                       11110.1
                                     12134.5                       11973.5
                                     12440.7                       12053.7
         Jun-01                      12017.7                       11760.3
                                     11865.1                       11644.5
                                     11301.5                       10915.6
                                     10173.6                       10034.2
                                     10385.2                       10225.8
                                     10995.9                       11010.1
         Dec-01                      11088.2                       11107
                                     10981.4                       10944.9
                                     11016.6                       10733.6
                                     11276.6                       11137.2
                                     10791.7                       10462.3
                                     10827.7                       10385.4
         Jun-02                      10177.6                       9645.54
                                     9444.84                       8893.19
                                     9463.73                       8951.88
                                     8506                          7979.26
                                     9263.03                       8681.44
                                     9712.29                       9192.77
         Dec-02                      9286.89                       8652.24
                                     9062.15                       8425.55
                                     8931.65                       8299.17
                                     9002.21                       8379.34
                                     9641.37                       9070.04
                                     10067                         9548.04
         Jun-03                      10149                         9670


               Retirement Equity Portfolio ..........  $10,149
               S&P 500 Index ........................    9,670


AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED JUNE 30, 2003

                                                     ONE     FIVE      SINCE
                                                    YEAR     YEARS   INCEPTION**
                                                   ------   ------   -----------
Retirement Equity Portfolio .....................  (0.28)%  (0.51)%    0.28%
S&P 500 Index ...................................   0.25    (1.61)    (0.63)

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

** The Portfolio's inception date was March 18, 1998.



                                                                               5

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LAZARD RETIREMENT SERIES, INC.

PERFORMANCE OVERVIEWS (CONTINUED)

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LAZARD RETIREMENT SMALL CAP PORTFOLIO

COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN LAZARD RETIREMENT SMALL
                    CAP PORTFOLIO AND RUSSELL 2000(R) INDEX*

           [Table below represents a chart in the printed document.]

                                 Retirement
                             Small Cap Portfolio             Russell 2000 Index
                             -------------------             ------------------
        11-4-97                     10000                         10000
                                    9720                          9762.77
        Dec-97                      9855.83                       9933.62
                                    9855.83                       9776.87
                                    10567                         10499.8
                                    10957.6                       10932.8
                                    10957.6                       10993.2
                                    10446.8                       10401.2
        Jun-98                      10186.7                       10423
                                    9475.62                       9579.25
                                    8285.48                       7719.15
                                    8505.88                       8323.25
                                    8936.27                       8662.67
                                    9376.83                       9116.51
        Dec-98                      9539.05                       9680.64
                                    9348.27                       9809.39
                                    8847.2                        9014.83
                                    8817.12                       9155.46
                                    9758.79                       9975.79
                                    10239.9                       10121.4
        Jun-99                      10690.6                       10579.1
                                    10600.8                       10289.3
                                    10209.6                       9908.46
                                    9899.22                       9910.44
                                    9508.69                       9950.77
                                    9608.92                       10544.6
        Dec-99                      10027.9                       11738.3
                                    9864.41                       11549.3
                                    10047.9                       13456.5
                                    10977.5                       12569.8
                                    10885.5                       11813.6
                                    10742.9                       11125.1
        Jun-00                      11007.7                       12094.8
                                    11150.8                       11705.7
                                    11561.2                       12598.9
                                    11499.9                       12228.6
                                    11623                         11682.7
                                    11132.5                       10483.3
        Dec-00                      12138.8                       11383.9
                                    12738.4                       11976.5
                                    12459.4                       11190.7
                                    11953.3                       10643.3
                                    12604.2                       11475.9
                                    13337.1                       11758
        Jun-01                      13543.3                       12174.1
                                    13326.6                       11514.9
                                    13346.6                       11143
                                    11875.9                       9643.05
                                    12527.9                       10207.2
                                    13552.7                       10997.2
        Dec-01                      14398.9                       11675.7
                                    14520.6                       11554.3
                                    14443.6                       11238.3
                                    15401.8                       12142.3
                                    15457.3                       12252.2
                                    14752.4                       11708.2
        Jun-02                      14014.8                       11127.5
                                    11867.7                       9447.21
                                    12274.8                       9422.65
                                    11312.4                       8745.92
                                    11909.7                       9026.66
                                    12573.1                       9831.84
        Dec-02                      11853.9                       9284.21
                                    11555.2                       9027.03
                                    11245.5                       8754.42
                                    11246.1                       8867.35
                                    12075.4                       9707.53
                                    13092.7                       10748.7
        Jun-03                      13248                         10935


               Retirement Small Cap Portfolio ............  $13,248
               Russell 2000 Index ........................   10,935


AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED JUNE 30, 2003

                                                    ONE      FIVE       SINCE
                                                    YEAR     YEARS   INCEPTION**
                                                   ------    -----   -----------
Retirement Small Cap Portfolio ..................  (5.47)%   5.40%     5.10%
Russell 2000 Index ..............................  (1.64)    0.96      1.59

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies by capitalization).

** The Portfolio's inception date was November 4, 1997.



6

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LAZARD RETIREMENT SERIES, INC.

PERFORMANCE OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

   COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN LAZARD RETIREMENT
    INTERNATIONAL EQUITY PORTFOLIO AND MORGAN STANLEY CAPITAL INTERNATIONAL
          (MSCI(R)) EUROPE, AUSTRALASIA AND FAR EAST (EAFE(R)) INDEX*

           [Table below represents a chart in the printed document.]

                             Retirement International
                                 Equity Portfolio             MSCI EAFE Index
                             ------------------------         ---------------
        9-1-98                      10000                         10000
                                    9620                          9693
                                    10310.1                       10703
                                    10930.2                       11251
        Dec-98                      11230.1                       11695.9
                                    11209.9                       11660.8
                                    10909.5                       11383.3
                                    11269.5                       11857.9
                                    11780                         12338.7
                                    11350                         11703.6
        Jun-99                      11819.9                       12159.9
                                    12160.3                       12521
                                    12410.2                       12566.7
                                    12370                         12693.4
                                    12639.7                       13168.8
                                    12800.2                       13626.3
        Dec-99                      13634.8                       14850
                                    12654.2                       13906.4
                                    12755.4                       14280.8
                                    13270.7                       14834.9
                                    12775.7                       14054.2
                                    12654.3                       13711
        Jun-00                      13119.2                       14247.2
                                    12826.6                       13649.9
                                    12825.3                       13768.4
                                    12286.6                       13098
                                    12134.5                       12788.5
                                    11840.2                       12308.7
        Dec-00                      12322.5                       12746.2
                                    12230.1                       12739.7
                                    11594.1                       11784.6
                                    10732.5                       10999
                                    11297                         11763.4
                                    11020.2                       11348.2
        Jun-01                      10681.5                       10884.1
                                    10271.3                       10686.1
                                    10140.8                       10415.7
                                    8956.39                       9360.73
                                    9079.54                       9600.36
                                    9316.51                       9954.61
        Dec-01                      9357.5                        10013.3
                                    8914.89                       9481.64
                                    9069.12                       9547.54
                                    9645.92                       10063.6
                                    9676.79                       10130
                                    9810.33                       10258.1
        Jun-02                      9470.89                       9849.87
                                    8513.38                       8877.69
                                    8623.2                        8857.54
                                    7819.52                       7906.24
                                    8334.83                       8330.8
                                    8561.53                       8709.02
        Dec-02                      8355.2                        8416.4
                                    7932.43                       8065.43
                                    7870.56                       7879.93
                                    7819.79                       7725.48
                                    8489.48                       8482.19
                                    8932.97                       8996.04
        Jun-03                      9025                          9214


          Retirement International Equity Portfolio ......  $9,025
          MSCI EAFE Index ................................   9,214


AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED JUNE 30, 2003

                                                             ONE        SINCE
                                                             YEAR    INCEPTION**
                                                            ------   -----------
Retirement International Equity Portfolio ................  (4.70)%    (2.10)%
MSCI EAFE Index ..........................................  (6.46)     (1.68)

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

** The Portfolio's inception date was September 1, 1998.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PERFORMANCE OVERVIEWS (CONCLUDED)

--------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

   COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO AND MSCI EMERGING MARKETS FREE(R) (EMF) INDEX*

           [Table below represents a chart in the printed document.]

                               Retirement Emerging
                                Markets Portfolio              MSCI EMF Index
                               -------------------             --------------
         11-4-97                     10000                         10000
                                     9360                          9180
         Dec-97                      9529.38                       9401.22
                                     9027.31                       8663.88
                                     9880.83                       9568.18
                                     10403                         9983.4
                                     10362.8                       9874.65
                                     9107.64                       8521.42
         Jun-98                      8494.69                       7627.56
                                     8755.48                       7869.4
                                     6104.32                       5594.04
                                     6576.19                       5948.9
                                     7098.33                       6575.33
                                     7630.71                       7122.19
         Dec-98                      7351.66                       7018.97
                                     6855.42                       6905.97
                                     6885.58                       6972.95
                                     7857.83                       7891.99
                                     8718.42                       8868.07
                                     8486.07                       8816.49
         Jun-99                      9488.61                       9817.09
                                     9154.61                       9550.06
                                     8991.66                       9636.95
                                     8657.17                       9310.81
                                     8809.02                       9509.07
                                     9681.11                       10361.7
         Dec-99                      11181.7                       11679.7
                                     10907.7                       11749.3
                                     11100.8                       11904.4
                                     11120.8                       11962.3
                                     10064.9                       10828.3
                                     9556.59                       10380.7
         Jun-00                      10338.5                       10746.3
                                     9790.57                       10193.6
                                     9934.49                       10243.9
                                     9036.41                       9349.44
                                     8525.85                       8671.57
                                     7617                          7913.38
         Dec-00                      8042.79                       8104.44
                                     9113.28                       9220.42
                                     8191.02                       8498.45
                                     7407.14                       7663.74
                                     7926.38                       8042.42
                                     8106.62                       8138.42
         Jun-01                      8010.97                       7971.36
                                     7555.18                       7467.64
                                     7444.88                       7393.71
                                     6331.12                       6249.31
                                     6628.05                       6637.39
                                     7274.95                       7330.34
         Dec-01                      7634.33                       7912.37
                                     7964.44                       8180.6
                                     8177.45                       8314.76
                                     8539.71                       8815.56
                                     8656.71                       8872.86
                                     8678.35                       8731.42
         Jun-02                      8039.62                       8076.22
                                     7357.86                       7461.62
                                     7496.19                       7576.75
                                     6761.56                       6758.99
                                     7091.53                       7197.85
                                     7517.73                       7693.35
         Dec-02                      7520.73                       7437.93
                                     7316.92                       7405.21
                                     7060.1                        7205.27
                                     6824.29                       7001
                                     7520.37                       7624.79
                                     8088.01                       8172.02
         Jun-03                      8474                          8638


            Retirement Emerging Markets Portfolio .....  $8,474
            MSCI EMF Index ............................   8,638


AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED JUNE 30, 2003

                                                    ONE      FIVE       SINCE
                                                    YEAR     YEARS   INCEPTION**
                                                    -----   ------   -----------
Retirement Emerging Markets Portfolio ............  5.40%   (0.05)%   (2.89)%
MSCI EMF Index ...................................  6.96     2.52     (2.55)

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EMF Index is comprised of emerging market securities in countries open to non-local investors.

** The Portfolio's inception date was November 4, 1997.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PORTFOLIOS OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)

DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EQUITY PORTFOLIO

COMMON STOCKS--95.9%

AEROSPACE & DEFENSE--3.4%
 Lockheed Martin Corp. ....................................   1,100  $   52,327
 The Boeing Co. ...........................................   1,200      41,184
 United Technologies Corp. ................................     550      38,957
                                                                     ----------
                                                                        132,468
                                                                     ----------
APPAREL & TEXTILES--1.1%
 NIKE, Inc., Class B ......................................     800      42,792
                                                                     ----------
BANKING & FINANCIAL SERVICES--19.7%
 American Express Co. .....................................   2,200      91,982
 Bank of America Corp. ....................................   1,150      90,884
 Bank One Corp. ...........................................   2,100      78,078
 Citigroup, Inc. ..........................................   2,500     107,000
 Freddie Mac ..............................................     450      22,847
 Golden West Financial Corp. ..............................     750      60,007
 HSBC Holdings PLC ADR ....................................     800      47,288
 Lehman Brothers Holdings, Inc. ...........................     450      29,916
 Merrill Lynch & Co., Inc. ................................     700      32,676
 Morgan Stanley ...........................................     400      17,100
 National City Corp. ......................................     800      26,168
 Northern Trust Corp. .....................................   1,500      62,685
 SouthTrust Corp. .........................................   1,500      40,800
 Wells Fargo & Co. ........................................   1,400      70,560
                                                                     ----------
                                                                        777,991
                                                                     ----------
BREWERY--0.8%
 Anheuser-Busch Cos., Inc. ................................     600      30,630
                                                                     ----------
BUSINESS SERVICES & SUPPLIES--5.3%
 Accenture, Ltd., Class A (a) .............................   2,200      39,798
 Automatic Data Processing, Inc. ..........................     800      27,088
 Avery Dennison Corp. .....................................     800      40,160
 First Data Corp. .........................................   1,100      45,584
 Pitney Bowes, Inc. .......................................   1,500      57,615
                                                                     ----------
                                                                        210,245
                                                                     ----------
CABLE & BROADCASTING--1.5%
 Comcast Corp., Class A (a) ...............................   2,100      60,543
                                                                     ----------
CHEMICALS--1.0%
 Rohm & Haas Co. ..........................................   1,300      40,339
                                                                     ----------
COMPUTER SOFTWARE--3.7%
 Microsoft Corp. ..........................................   3,800      97,318
 Oracle Corp. (a) .........................................   2,300      27,646
 PeopleSoft, Inc. (a) .....................................   1,100      19,349
                                                                     ----------
                                                                        144,313
                                                                     ----------

DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT--3.7%
 Cisco Systems, Inc. (a) ..................................   2,000  $   33,380
 Hewlett-Packard Co. ......................................   1,850      39,405
 International Business Machines Corp. ....................     900      74,250
                                                                     ----------
                                                                        147,035
                                                                     ----------
COSMETICS & TOILETRIES--1.8%
 Colgate-Palmolive Co. ....................................   1,200      69,540
                                                                     ----------
DIVERSIFIED--5.0%
 3M Co. ...................................................     400      51,592
 Emerson Electric Co. .....................................   1,350      68,985
 General Electric Co. .....................................   2,650      76,002
                                                                     ----------
                                                                        196,579
                                                                     ----------
DRUGS & HEALTH CARE--6.6%
 Eli Lilly & Co. ..........................................     600      41,382
 HCA, Inc. ................................................   1,200      38,448
 Pfizer, Inc. .............................................   2,750      93,912
 Schering-Plough Corp. ....................................   1,600      29,760
 Wyeth ....................................................   1,200      54,660
                                                                     ----------
                                                                        258,162
                                                                     ----------
FOOD & BEVERAGES--4.2%
 H.J. Heinz Co. ...........................................   1,200      39,576
 PepsiCo, Inc. ............................................     950      42,275
 The Coca-Cola Co. ........................................     800      37,128
 The Kroger Co. (a) .......................................   2,900      48,372
                                                                     ----------
                                                                        167,351
                                                                     ----------
HOUSEHOLD PRODUCTS &
  HOME FURNISHINGS--1.2%
 Newell Rubbermaid, Inc. ..................................   1,700      47,600
                                                                     ----------
INSURANCE--6.3%
 American International Group, Inc. .......................     650      35,867
 Berkshire Hathaway, Inc., Class B (a) ....................       7      17,010
 Jefferson-Pilot Corp. ....................................   1,100      45,606
 Marsh & McLennan Cos., Inc. ..............................   1,000      51,070
 MetLife, Inc. ............................................   1,400      39,648
 The Hartford Financial Services
  Group, Inc. .............................................   1,200      60,432
                                                                     ----------
                                                                        249,633
                                                                     ----------
LEISURE & ENTERTAINMENT--1.0%
 Mattel, Inc. .............................................   2,100      39,732
                                                                     ----------
MEDICAL PRODUCTS & SERVICES--2.2%
 Guidant Corp. ............................................     900      39,951
 Johnson & Johnson ........................................     900      46,530
                                                                     ----------
                                                                         86,481
                                                                     ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT EQUITY PORTFOLIO (CONCLUDED)

METALS & MINING--1.2%
 Alcoa, Inc. ..............................................   1,800  $   45,900
                                                                     ----------
MULTIMEDIA--4.1%
 The News Corp., Ltd. ADR .................................   3,900      97,695
 Viacom, Inc., Class B (a) ................................   1,500      65,490
                                                                     ----------
                                                                        163,185
                                                                     ----------
OIL & GAS--8.1%
 Baker Hughes, Inc. .......................................   1,200      40,284
 Burlington Resources, Inc. ...............................     950      51,366
 ChevronTexaco Corp. ......................................     700      50,540
 ConocoPhillips ...........................................     750      41,100
 Exxon Mobil Corp. ........................................   2,600      93,366
 Praxair, Inc. ............................................     700      42,070
                                                                     ----------
                                                                        318,726
                                                                     ----------
RETAIL--3.5%
 Target Corp. .............................................   1,600      60,544
 The Home Depot, Inc. .....................................   1,500      49,680
 Wal-Mart Stores, Inc. ....................................     500      26,835
                                                                     ----------
                                                                        137,059
                                                                     ----------
SEMICONDUCTORS & COMPONENTS--2.2%
 Intel Corp. ..............................................   2,200      45,725
 Texas Instruments, Inc. ..................................   2,300      40,480
                                                                     ----------
                                                                         86,205
                                                                     ----------
TELECOMMUNICATIONS--4.0%
 BellSouth Corp. ..........................................   2,800      74,564
 Verizon Communications, Inc. .............................   2,100      82,845
                                                                     ----------
                                                                        157,409
                                                                     ----------
UTILITIES--4.3%
 Ameren Corp. .............................................     900      39,690
 Entergy Corp. ............................................     900      47,502
 KeySpan Corp. ............................................   1,550      54,948
 NiSource, Inc. ...........................................   1,400      26,600
                                                                     ----------
                                                                        168,740
                                                                     ----------
TOTAL COMMON STOCKS
 (Identified cost $3,616,269)                                         3,778,658
                                                                     ----------

                                                          PRINCIPAL
                                                           AMOUNT
DESCRIPTION                                                 (000)       VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--5.7%
 State Street Bank and Trust Co.,
  0.96%, 07/01/03
  (Dated 06/30/03, collateralized by
  $185,000 United States Treasury
  Bond, 12.75%, 11/15/10, with a
  value of $235,875)
  (Identified cost $226,000) ..............................  $226    $  226,000
                                                                     ----------
TOTAL INVESTMENTS
 (Identified cost $3,842,269) (b) ......................... 101.6%   $4,004,658
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .............................................  (1.6)      (62,716)
                                                            -----    ----------
NET ASSETS ................................................ 100.0%   $3,941,942
                                                            =====    ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT SMALL CAP PORTFOLIO

COMMON STOCKS--95.9%

AEROSPACE & DEFENSE--3.0%
 DRS Technologies, Inc. (a) ...............................  21,100 $   589,112
 Moog, Inc., Class A (a) ..................................   9,500     330,125
 The Titan Corp. (a) ......................................  60,200     619,458
                                                                    -----------
                                                                      1,538,695
                                                                    -----------
AGRICULTURE--1.7%
 AGCO Corp. (a) ...........................................  21,900     374,052
 Delta & Pine Land Co. ....................................  23,400     514,332
                                                                    -----------
                                                                        888,384
                                                                    -----------
AUTOMOTIVE--0.3%
 American Axle & Manufacturing
  Holdings, Inc. (a) ......................................   6,000     143,400
                                                                    -----------
BANKING & FINANCIAL SERVICES--11.2%
 Chittenden Corp. .........................................   9,100     248,885
 Community First Bankshares, Inc. .........................  23,000     627,900
 East West Bancorp, Inc. ..................................  11,700     422,838
 Financial Federal Corp. (a) ..............................  17,200     419,680
 First Community Bancorp ..................................   8,800     274,296
 First Midwest Bancorp, Inc. ..............................  22,700     653,987
 Hudson United Bancorp ....................................  18,300     624,945
 IndyMac Bancorp, Inc. ....................................  24,700     627,874
 Sterling Bancshares, Inc. ................................  42,900     561,132
 The South Financial Group, Inc. ..........................  10,300     240,299
 United Bankshares, Inc. ..................................  21,400     613,110
 W Holding Co., Inc. ......................................  11,800     199,656
 W.P. Stewart & Co., Ltd. .................................  13,300     297,920
                                                                    -----------
                                                                      5,812,522
                                                                    -----------
BUILDING & CONSTRUCTION--1.5%
 Chicago Bridge & Iron Co. NV,
  NY Shares ...............................................  22,800     517,104
 Florida Rock Industries, Inc. ............................   6,200     255,936
                                                                    -----------
                                                                        773,040
                                                                    -----------
BUSINESS SERVICES & SUPPLIES--5.3%
 ADVO, Inc. (a) ...........................................   8,500     377,400
 FTI Consulting, Inc. (a) .................................  17,200     429,484
 Harland (John H.) Co. ....................................   6,100     159,576
 Herman Miller, Inc. ......................................  28,800     582,048
 PRG-Schultz International, Inc. (a) ......................  47,700     281,430
 ProQuest Co. (a) .........................................   6,000     154,800
 Tier Technologies, Inc., Class B (a) .....................  20,600     159,650
 Watson Wyatt & Co. Holdings (a) ..........................  25,800     598,044
                                                                    -----------
                                                                      2,742,432
                                                                    -----------

DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------
CHEMICALS--1.7%
 Ferro Corp. ..............................................  12,300 $   277,119
 Spartech Corp. ...........................................  27,900     591,759
                                                                    -----------
                                                                        868,878
                                                                    -----------
COMPUTER SOFTWARE--2.0%
 Borland Software Corp. (a) ...............................  41,700     407,409
 Mentor Graphics Corp. (a) ................................  44,700     647,256
                                                                    -----------
                                                                      1,054,665
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT--4.4%
 Advanced Digital Information Corp. (a) ...................  67,900     678,321
 Extreme Networks, Inc. (a) ...............................  97,000     514,100
 Maxtor Corp. (a) .........................................  78,800     591,788
 ScanSource, Inc. (a) .....................................  19,100     510,925
                                                                    -----------
                                                                      2,295,134
                                                                    -----------
CONSUMER PRODUCTS--1.7%
 Fossil, Inc. (a) .........................................  19,500     459,420
 The Scotts Co., Class A (a) ..............................   9,000     445,500
                                                                    -----------
                                                                        904,920
                                                                    -----------
DIVERSIFIED--4.0%
 Black Hills Corp. ........................................   7,600     233,320
 Fisher Scientific International, Inc. (a) ................  20,200     704,980
 Olin Corp. ...............................................  23,600     403,560
 The Liberty Corp. ........................................  16,700     709,750
                                                                    -----------
                                                                      2,051,610
                                                                    -----------
DRUGS & HEALTH CARE--7.0%
 aaiPharma, Inc. (a) ......................................  42,700     848,876
 Andrx Corp. (a) ..........................................  26,900     535,310
 Celgene Corp. (a) ........................................  19,800     601,920
 LifePoint Hospitals, Inc. (a) ............................  22,300     466,962
 Manor Care, Inc. (a) .....................................  27,300     682,773
 MIM Corp. (a) ............................................  75,100     490,403
                                                                    -----------
                                                                      3,626,244
                                                                    -----------
EDUCATION--1.6%
 Learning Tree International, Inc. (a) ....................  25,600     400,128
 Scholastic Corp. (a) .....................................  14,600     434,788
                                                                    -----------
                                                                        834,916
                                                                    -----------
ELECTRICAL EQUIPMENT--1.9%
 Axcelis Technologies, Inc. (a) ...........................  37,700     230,724
 Coherent, Inc. (a) .......................................  30,900     739,437
                                                                    -----------
                                                                        970,161
                                                                    -----------
ELECTRONICS--4.3%
 Actel Corp. (a) ..........................................  26,600     545,300
 Cree, Inc. (a) ...........................................  23,600     384,208


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT SMALL CAP PORTFOLIO (CONTINUED)

 Electro Scientific Industries, Inc. (a) ..................   9,000 $   136,440
 Microsemi Corp. (a) ......................................  40,100     641,600
 Zoran Corp. (a) ..........................................  26,000     499,460
                                                                    -----------
                                                                      2,207,008
                                                                    -----------
ENVIRONMENTAL--0.8%
 Waste Connections, Inc. (a) ..............................  12,000     420,600
                                                                    -----------
FOOD & BEVERAGES--1.6%
 AFC Enterprises, Inc. (a) ................................  37,300     605,752
 The Robert Mondavi Corp., Class A (a) ....................   9,500     240,445
                                                                    -----------
                                                                        846,197
                                                                    -----------
FOREST & PAPER PRODUCTS--1.0%
 Packaging Corp. of America (a) ...........................  28,400     523,412
                                                                    -----------
INDUSTRIAL & MACHINERY--1.8%
 Nordson Corp. ............................................  15,600     372,060
 Roper Industries, Inc. ...................................  14,500     539,400
                                                                    -----------
                                                                        911,460
                                                                    -----------
INSURANCE--3.4%
 HCC Insurance Holdings, Inc. .............................  17,900     529,303
 Max Re Capital, Ltd. .....................................  20,200     302,394
 Reinsurance Group of America, Inc. .......................   8,400     269,640
 RLI Corp. ................................................   7,400     243,460
 Triad Guaranty, Inc. (a) .................................  10,700     406,065
                                                                    -----------
                                                                      1,750,862
                                                                    -----------
LEISURE & ENTERTAINMENT--2.4%
 Brunswick Corp. ..........................................  26,600     665,532
 Extended Stay America, Inc. (a) ..........................  25,900     349,391
 Sonic Corp. (a) ..........................................  10,100     256,843
                                                                    -----------
                                                                      1,271,766
                                                                    -----------
MANUFACTURING--0.8%
 Plexus Corp. (a) .........................................  37,400     431,222
                                                                    -----------
MEDICAL PRODUCTS & SERVICES--5.1%
 Cambrex Corp. ............................................  10,800     248,616
 Covance, Inc. (a) ........................................  24,600     445,260
 INAMED Corp. (a) .........................................   8,800     472,472
 Invitrogen Corp. (a) .....................................   9,600     368,352
 Pediatrix Medical Group, Inc. (a) ........................   8,200     292,330
 Varian, Inc. (a) .........................................  14,400     499,248
 Viasys Healthcare, Inc. (a) ..............................  16,600     343,620
                                                                    -----------
                                                                      2,669,898
                                                                    -----------
OIL & GAS--7.7%
 Cal Dive International, Inc. (a) .........................  28,600     623,480
 Helmerich & Payne, Inc. ..................................  22,600     659,920


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------
 Key Energy Services, Inc. (a) ............................  59,400 $   636,768
 Kinder Morgan Management, LLC (a) ........................  18,431     690,425
 Lone Star Technologies, Inc. (a) .........................  14,100     298,638
 Newfield Exploration Co. (a) .............................  15,500     582,025
 St. Mary Land & Exploration Co. ..........................   8,500     232,050
 Western Gas Resources, Inc. ..............................   6,900     273,240
                                                                    -----------
                                                                      3,996,546
                                                                    -----------
PRINTING & PUBLISHING--2.8%
 Journal Register Co. (a) .................................  32,568     589,155
 Pulitzer, Inc. ...........................................   7,000     345,940
 R. H. Donnelley Corp. (a) ................................  14,700     536,109
                                                                    -----------
                                                                      1,471,204
                                                                    -----------
REAL ESTATE--5.9%
 Alexandria Real Estate Equities, Inc. ....................  10,600     477,000
 Camden Property Trust ....................................  15,600     545,220
 Capital Automotive REIT ..................................     400      11,196
 CarrAmerica Realty Corp. .................................   9,100     253,071
 Catellus Development Corp. (a) ...........................  20,700     455,400
 Healthcare Realty Trust, Inc. ............................  14,800     431,420
 Maguire Properties, Inc. (a) .............................  20,300     390,775
 The Mills Corp. ..........................................  15,200     509,960
                                                                    -----------
                                                                      3,074,042
                                                                    -----------
RETAIL--4.6%
 American Eagle Outfitters, Inc. (a) ......................  38,500     706,090
 AnnTaylor Stores Corp. (a) ...............................  10,500     303,975
 BJ's Wholesale Club, Inc. (a) ............................  19,200     289,152
 Linens `n Things, Inc. (a) ...............................  26,700     630,387
 Too, Inc. (a) ............................................  21,700     439,425
                                                                    -----------
                                                                      2,369,029
                                                                    -----------
TELECOMMUNICATIONS--0.6%
 C-COR.net Corp. (a) ......................................  59,900     293,510
                                                                    -----------
TRANSPORTATION--3.2%
 EGL, Inc. (a) ............................................  23,100     351,120
 Forward Air Corp. (a) ....................................  12,000     304,440
 Swift Transportation Co., Inc. (a) .......................  31,100     579,082
 USF Corp. ................................................  16,100     434,217
                                                                    -----------
                                                                      1,668,859
                                                                    -----------
UTILITIES--2.6%
 AGL Resources, Inc. ......................................  15,400     391,776
 DQE, Inc. ................................................  20,100     302,907
 Energen Corp. ............................................   8,200     273,060
 MDU Resources Group, Inc. ................................  11,400     381,786
                                                                    -----------
                                                                      1,349,529
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $46,135,274) ............................          49,760,145
                                                                    -----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)

                                                          PRINCIPAL
                                                           AMOUNT
DESCRIPTION                                                 (000)       VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT SMALL CAP PORTFOLIO (CONCLUDED)

REPURCHASE AGREEMENT--4.7%
 State Street Bank and Trust Co.,
  0.96%, 07/01/03
  (Dated 06/30/03, collateralized by
  $2,490,000 United States Treasury
  Bill, 0.96%, 07/17/03, with a
  value of $2,490,000)
  (Identified cost $2,437,000) ........................... $2,437   $ 2,437,000
                                                                    -----------


DESCRIPTION                                                             VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (Identified cost $48,572,274) (b) ....................... 100.6%   $52,197,145
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ............................................  (0.6)      (336,037)
                                                           -----    -----------
NET ASSETS ............................................... 100.0%   $51,861,108
                                                           =====    ===========







   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

COMMON STOCKS--96.5%

AUSTRALIA--2.2%
 BHP Billiton, Ltd. ....................................... 278,091 $ 1,611,375
                                                                    -----------
BELGIUM--1.2%
 Fortis ...................................................  49,800     864,680
                                                                    -----------
DENMARK--1.1%
 Novo Nordisk A/S, B Shares ...............................  24,400     854,175
                                                                    -----------
FINLAND--2.6%
 Nokia Oyj ................................................ 118,300   1,948,085
                                                                    -----------
FRANCE--8.6%
 BNP Paribas SA ...........................................  22,760   1,156,537
 Carrefour SA .............................................  14,100     691,063
 Credit Agricole SA .......................................  38,100     724,097
 Lagardere SCA ............................................  20,830     905,377
 Schneider Electric SA ....................................  13,200     620,577
 Total SA .................................................  15,543   2,348,902
                                                                    -----------
 TOTAL FRANCE .............................................           6,446,553
                                                                    -----------
GERMANY--1.8%
 Bayerische Motoren Werke AG ..............................  10,300     396,238
 Deutsche Telekom AG (a) ..................................  25,100     383,065
 Siemens AG ...............................................  12,200     598,502
                                                                    -----------
 TOTAL GERMANY ............................................           1,377,805
                                                                    -----------
HONG KONG--1.4%
 CLP Holdings, Ltd. ....................................... 162,500     706,417
 Hong Kong & China Gas Co., Ltd. .......................... 280,000     353,674
                                                                    -----------
 TOTAL HONG KONG ..........................................           1,060,091
                                                                    -----------
IRELAND--3.9%
 Allied Irish Banks PLC ...................................  49,436     743,117
 Bank of Ireland .......................................... 106,000   1,284,199
 CRH PLC ..................................................  56,647     887,940
                                                                    -----------
 TOTAL IRELAND ............................................           2,915,256
                                                                    -----------
ITALY--6.8%
 Alleanza Assicurazioni SpA ...............................  76,180     724,345
 Eni SpA ..................................................  83,575   1,263,969
 Snam Rete Gas SpA ........................................ 193,900     761,514
 Telecom Italia SpA ....................................... 259,700   2,350,024
                                                                    -----------
 TOTAL ITALY ..............................................           5,099,852
                                                                    -----------
JAPAN--13.9%
 ACOM Co., Ltd. ...........................................  19,300     697,581
 Canon, Inc. ADR ..........................................  32,900   1,501,885
 East Japan Railway Co. ...................................     174     773,816
 Fanuc, Ltd. ..............................................  10,100     500,479
 Honda Motor Co., Ltd. ....................................   8,800     333,458


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------
 Kao Corp. ................................................  56,000 $ 1,042,349
 Nissan Motor Co., Ltd. ................................... 211,000   2,017,306
 NTT DoCoMo, Inc. .........................................     716   1,550,364
 Takeda Chemical Industries, Ltd. .........................  38,200   1,409,336
 Tokyo Gas Co., Ltd. ...................................... 193,000     554,528
                                                                    -----------
 TOTAL JAPAN ..............................................          10,381,102
                                                                    -----------
NETHERLANDS--9.0%
 ABN AMRO Holding NV ......................................  64,300   1,229,417
 Heineken NV ..............................................  28,111     997,491
 Koninklijke (Royal) KPN NV (a) ........................... 138,700     982,733
 Koninklijke (Royal) Philips
  Electronics NV ..........................................  47,350     900,439
 Royal Dutch Petroleum Co. ................................  57,500   2,668,937
                                                                    -----------
 TOTAL NETHERLANDS ........................................           6,779,017
                                                                    -----------
NORWAY--0.5%
 Statoil ASA ..............................................  44,600     379,987
                                                                    -----------
SINGAPORE--1.7%
 Oversea-Chinese Banking Corp., Ltd. ...................... 103,050     585,179
 United Overseas Bank, Ltd.
  Sponsored ADR ...........................................  47,542     669,520
                                                                    -----------
 TOTAL SINGAPORE ..........................................           1,254,699
                                                                    -----------
SPAIN--3.5%
 Altadis SA ...............................................  48,300   1,237,985
 Endesa SA ................................................  80,795   1,352,746
                                                                    -----------
 TOTAL SPAIN ..............................................           2,590,731
                                                                    -----------
SWEDEN--1.0%
 Sandvik AB ...............................................  29,100     761,585
                                                                    -----------
SWITZERLAND--7.4%
 Compagnie Financiere Richemont
  AG, A Shares ............................................  58,100     939,345
 Credit Suisse Group ......................................  55,900   1,471,216
 Novartis AG ..............................................  24,900     985,301
 Roche Holding AG .........................................   4,400     345,133
 UBS AG ...................................................  32,500   1,807,888
                                                                    -----------
 TOTAL SWITZERLAND ........................................           5,548,883
                                                                    -----------
UNITED KINGDOM--29.9%
 Barclays PLC ............................................. 277,800   2,062,851
 Boots Group PLC .......................................... 157,500   1,685,441
 BP PLC ................................................... 228,320   1,583,342
 BT Group PLC .............................................  38,784     130,399
 Cadbury Schweppes PLC .................................... 118,340     699,097
 Diageo PLC ............................................... 143,175   1,528,602
 GlaxoSmithKline PLC ...................................... 134,600   2,716,406
 HSBC Holdings PLC ........................................ 257,400   3,041,198
 Imperial Tobacco Group PLC ...............................  82,080   1,466,861


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
 (CONCLUDED)

 Kingfisher PLC .........................................   306,600 $ 1,402,706
 Royal Bank of Scotland Group PLC .......................    56,700   1,590,578
 Tesco PLC ..............................................   222,270     804,162
 Unilever PLC ...........................................   114,300     910,053
 Vodafone Group PLC ..................................... 1,407,400   2,752,067
                                                                    -----------
 TOTAL UNITED KINGDOM ...................................            22,373,763
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $68,955,874) ..........................            72,247,639
                                                                    -----------


                                                         PRINCIPAL
                                                          AMOUNT
DESCRIPTION                                                (000)       VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.6%
 State Street Bank and Trust Co.,
  0.96%, 07/01/03
  (Dated 06/30/03, collateralized by
  $2,775,000 United States Treasury
  Bond, 12.75%, 11/15/10, with a
  value of $3,538,125)
  (Identified cost $3,464,000) ..........................  $3,464   $ 3,464,000
                                                                    -----------
TOTAL INVESTMENTS
 (Identified cost $72,419,874) (b) ......................   101.1%  $75,711,639
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ...........................................    (1.1)     (803,593)
                                                            -----   -----------
NET ASSETS ..............................................   100.0%  $74,908,046
                                                            =====   ===========












   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)

DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

COMMON STOCKS--88.0%

ARGENTINA--0.8%
 Tenaris SA ADR ...........................................   3,244  $   82,722
                                                                     ----------
BRAZIL--4.6%
 Brasil Telecom Participacoes SA ADR ......................   1,700      63,665
 Companhia Vale do Rio Doce ADR ...........................   4,500     133,470
 Empresa Brasileira de Aeronautica SA
  ADR .....................................................   7,000     133,700
 Souza Cruz SA ............................................  15,300     125,856
                                                                     ----------
 TOTAL BRAZIL .............................................             456,691
                                                                     ----------
CHILE--1.9%
 Administradora de Fondos de
  Pensiones Provida SA ADR ................................   7,760     186,473
                                                                     ----------
CHINA--0.3%
 Beijing Capital Land, Ltd., H Shares .....................  42,700       7,939
 Sinotrans, Ltd. ..........................................  57,000      16,081
                                                                     ----------
 TOTAL CHINA ..............................................              24,020
                                                                     ----------
CROATIA--1.6%
 Pliva d.d. GDR (c) .......................................  11,600     160,559
                                                                     ----------
EGYPT--1.9%
 Commercial International Bank ............................  12,000      73,319
 MobiNil ..................................................  12,178     108,594
                                                                     ----------
 TOTAL EGYPT ..............................................             181,913
                                                                     ----------
HONG KONG--5.1%
 China Mobile (Hong Kong), Ltd. ADR .......................  12,320     145,006
 CNOOC, Ltd. ADR ..........................................   7,200     213,840
 Yue Yuen Industrial (Holdings), Ltd. .....................  55,000     140,707
                                                                     ----------
 TOTAL HONG KONG ..........................................             499,553
                                                                     ----------
HUNGARY--2.5%
 EGIS Rt. .................................................   1,270      43,271
 Gedeon Richter Rt. .......................................   2,850     201,030
                                                                     ----------
 TOTAL HUNGARY ............................................             244,301
                                                                     ----------
INDIA--7.8%
 Hindalco Industries, Ltd. GDR (c) ........................   5,600      90,328
 Hindustan Lever, Ltd. ....................................  20,600      79,106
 Punjab National Bank, Ltd. (a) ...........................   2,700       9,012
 Reliance Industries, Ltd. ................................  21,900     152,975
 Satyam Computer Services, Ltd. ...........................  27,900     115,484
 State Bank of India ......................................  39,100     323,267
                                                                     ----------
 TOTAL INDIA ..............................................             770,172
                                                                     ----------


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------
INDONESIA--4.3%
 PT Bank Mandiri .......................................... 393,000  $   32,476
 PT Hanjaya Mandala Sampoerna Tbk ......................... 385,500     193,918
 PT Telekomunikasi Indonesia Tbk
  ADR .....................................................  17,200     192,640
                                                                     ----------
 TOTAL INDONESIA ..........................................             419,034
                                                                     ----------
ISRAEL--2.1%
 Bank Hapoalim, Ltd. (a) ..................................  52,400     111,247
 Koor Industries, Ltd. (a) ................................   4,773      99,242
                                                                     ----------
 TOTAL ISRAEL .............................................             210,489
                                                                     ----------
MEXICO--9.4%
 America Telecom SA de CV,
  Series A1 Shares (a) .................................... 112,000     105,296
 Carso Global Telecom,
  Series A1 Shares (a) ....................................  39,400      50,195
 Cemex SA de CV ADR .......................................   3,842      85,638
 Fomento Economico Mexicano
  SA de CV ADR ............................................   2,510     103,412
 Grupo Financiero Banorte SA de CV,
  Series O Shares .........................................  51,600     146,028
 Grupo Televisa SA ADR ....................................   3,100     106,950
 Kimberly-Clark de Mexico SA de CV,
  Series A Shares .........................................  35,200      94,551
 Telefonos de Mexico SA de CV,
  Series L Shares ADR .....................................   7,500     235,650
                                                                     ----------
 TOTAL MEXICO .............................................             927,720
                                                                     ----------
PERU--0.9%
 Credicorp, Ltd. ..........................................   8,600      85,140
                                                                     ----------
PHILIPPINES--2.0%
 Philippine Long Distance
  Telephone Co. ADR (a) ...................................   9,000      96,930
 San Miguel Corp., Class B ................................  87,100     102,672
                                                                     ----------
 TOTAL PHILIPPINES ........................................             199,602
                                                                     ----------
RUSSIA--2.8%
 LUKOIL ADR ...............................................   1,920     151,872
 Wimm-Bill-Dann Foods OJSC ADR (a) ........................   6,100     123,830
                                                                     ----------
 TOTAL RUSSIA .............................................             275,702
                                                                     ----------
SOUTH AFRICA--13.5%
 ABSA Group, Ltd. .........................................  40,400     189,035
 Impala Platinum Holdings, Ltd. ...........................   1,950     115,806
 Iscor, Ltd. ..............................................  86,832     184,995
 Kumba Resources, Ltd. ....................................  49,400     197,995
 Old Mutual PLC ...........................................  54,400      78,547
 Sanlam, Ltd. ............................................. 129,900     121,079
 Sappi, Ltd. ..............................................   7,800      93,787
 Sasol, Ltd. ..............................................  11,400     126,827


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

PORTFOLIOS OF INVESTMENTS (CONCLUDED)
JUNE 30, 2003 (UNAUDITED)

DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
 (CONCLUDED)

 Steinhoff International Holdings, Ltd. ................... 115,700  $  101,680
 Telkom South Africa, Ltd. ................................  22,400     115,579
                                                                     ----------
 TOTAL SOUTH AFRICA .......................................           1,325,330
                                                                     ----------
SOUTH KOREA--16.1%
 Daewoo Shipbuilding & Marine
  Engineering Co., Ltd. ...................................   2,900      48,140
 Hite Brewery Co., Ltd. ...................................   2,050     110,008
 Kookmin Bank .............................................   6,990     210,665
 KT Corp. ADR .............................................  12,590     248,149
 LG Household & Health Care, Ltd. .........................   2,500      64,567
 POSCO ADR ................................................   6,340     166,045
 Samsung Electronics Co., Ltd.,
  GDR (c) .................................................   2,526     375,742
 Samsung Fire & Marine
  Insurance Co., Ltd. .....................................   2,642     128,506
 Samsung SDI Co., Ltd. ....................................   1,160      87,886
 SK Telecom Co., Ltd. ADR .................................   7,645     144,185
                                                                     ----------
 TOTAL SOUTH KOREA ........................................           1,583,893
                                                                     ----------
TAIWAN--5.6%
 Advantech Co., Ltd. ......................................  31,000      44,785
 Ambit Microsystems Corp. .................................  12,000      37,099
 Chinatrust Financial Holding Co., Ltd. ................... 109,901      88,594
 Compal Electronics, Inc. (a) .............................  45,000      60,329
 Compal Electronics, Inc. GDR .............................   5,568      37,306
 Fubon Financial Holding Co., Ltd. ........................ 173,000     138,460
 United Microelectronics Corp. (a) ........................ 138,000      88,916
 United Microelectronics Corp. ADR (a) ....................  15,858      59,468
                                                                     ----------
 TOTAL TAIWAN .............................................             554,957
                                                                     ----------
THAILAND--3.1%
 Delta Electronics (Thailand) PCL ......................... 133,200      90,300
 PTT PCL (c) ..............................................  78,900     120,114
 Thai Union Frozen Products PCL ........................... 144,500      89,367
                                                                     ----------
 TOTAL THAILAND ...........................................             299,781
                                                                     ----------
TURKEY--0.5%
 Turkiye Garanti Bankasi AS
  ADR (a), (c) ............................................  38,313      51,887
                                                                     ----------
VENEZUELA--1.2%
 Compania Anonima Nacional
  Telefonos de Venezuela ADR ..............................   9,385     117,219
                                                                     ----------
TOTAL COMMON STOCKS
 (Identified cost $8,109,682) .............................           8,657,158
                                                                     ----------


DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS--6.7%

BRAZIL--6.7%
 Banco Itau Holding Financeira SA
  ADR ...................................................     4,469  $  148,914
 Caemi Mineracao e Metalurgica SA (a) ................... 1,143,000     193,940
 Companhia Brasileira de Distribuicao
  Grupo Pao de Acucar ADR ...............................     3,800      58,293
 Companhia de Bebidas das Americas
  ADR ...................................................     6,270     127,148
 Companhia Paranaense de
  Energia-Copel ADR (a) .................................    26,900      80,700
 Telemar Norte Leste SA ................................. 3,800,000      52,185
                                                                     ----------
 TOTAL BRAZIL ...........................................               661,180
                                                                     ----------
TOTAL PREFERRED STOCKS
 (Identified cost $704,056) .............................               661,180
                                                                     ----------

                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)
                                                          ---------
CORPORATE BOND--0.0%
INDIA--0.0%
 Hindustan Lever, Ltd.,
  9.00%, 01/01/05
  (Identified cost $0) ..................................   $  21            27
                                                                     ----------
REPURCHASE AGREEMENT--5.4%
 State Street Bank and Trust Co.,
  0.94%, 07/01/03
  (Dated 06/30/03, collateralized by
  $545,000 United States Treasury
  Bill, 0.96%, 07/17/03, with a
  value of $545,000)
  (Identified cost $534,000) ............................     534       534,000
                                                                     ----------
TOTAL INVESTMENTS
 (Identified cost $9,347,738) (b) .......................   100.1%   $9,852,365
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ...........................................    (0.1)      (12,911)
                                                            -----    ----------
NET ASSETS ..............................................   100.0%   $9,839,454
                                                            =====    ==========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

                                                      AGGREGATE        AGGREGATE
                                                        GROSS            GROSS             NET
                                      AGGREGATE      UNREALIZED       UNREALIZED       UNREALIZED
   PORTFOLIO                            COST        APPRECIATION     DEPRECIATION     APPRECIATION
   ---------                        -----------     ------------     ------------     ------------
   Retirement Equity                $ 3,842,269      $  256,160       $   93,771       $  162,389
   Retirement Small Cap              48,572,274       6,026,929        2,402,058        3,624,871
   Retirement International Equity   72,419,874       5,379,044        2,087,279        3,291,765
   Retirement Emerging Markets        9,347,738       1,120,152          615,525          504,627

(c) Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among "qualified institutional buyers."

SECURITY ABBREVIATIONS:
-----------------------

ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt
REIT -- Real Estate Investment Trust







   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                        LAZARD RETIREMENT      LAZARD RETIREMENT
                                      INTERNATIONAL EQUITY     EMERGING MARKETS
                                            PORTFOLIO              PORTFOLIO
                                      --------------------     -----------------
INDUSTRY
Aerospace & Defense ..................         --%                    1.4%
Apparel & Textiles ...................         --                     1.4
Automotive ...........................        3.7                      --
Banking & Financial Services .........       23.8                    18.2
Brewery ..............................        1.3                     3.5
Broadcasting .........................         --                     1.1
Building & Construction ..............        1.2                     0.9
Chemicals ............................         --                     1.6
Computers & Business Equipment .......         --                     3.0
Conglomerates ........................         --                     1.0
Cosmetics & Toiletries ...............        1.4                      --
Diversified ..........................        3.2                      --
Drugs & Health Care ..................        7.3                     4.1
Electronics ..........................        4.9                     7.1
Food & Beverages .....................        3.0                     3.2
Forest & Paper Products ..............         --                     1.9
Household Products & Home Furnishings          --                     2.5
Industrial & Machinery ...............        0.8                      --
Insurance ............................        1.0                     3.3
Medical Products & Services ..........        1.2                      --
Metals & Mining ......................        2.2                     7.4
Oil & Gas ............................       11.0                     7.1
Real Estate ..........................         --                     0.1
Retail ...............................        7.4                     0.6
Shipbuilding .........................         --                     0.5
Steel ................................         --                     3.6
Telecommunications ...................       13.5                    17.0
Tobacco ..............................        3.6                     3.2
Transportation .......................        1.0                     0.2
Utilities ............................        5.0                     0.8
                                            ------                  ------
Subtotal .............................       96.5                    94.7
Repurchase Agreements ................        4.6                     5.4
                                            ------                  ------
Total Investments ....................      101.1%                  100.1%
                                            ======                  ======





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                             LAZARD          LAZARD
                                                            LAZARD           LAZARD        RETIREMENT      RETIREMENT
                                                          RETIREMENT       RETIREMENT     INTERNATIONAL     EMERGING
                                                            EQUITY         SMALL CAP         EQUITY          MARKETS
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities, at value ..................... $ 4,004,658     $52,197,145     $75,711,639      $ 9,852,365
Cash ....................................................         311             954             251              369
Foreign currency ........................................          --              --         192,301           23,435
Receivables for:
  Investments sold ......................................      12,725         510,654         342,062               --
  Dividends and interest ................................       2,800          45,795         236,455           25,402
  Capital stock sold ....................................          --          15,522         255,756            7,665
Due from Investment Manager .............................       4,177              --              --            2,803
                                                          -----------     -----------     -----------      -----------
Total assets ............................................   4,024,671      52,770,070      76,738,464        9,912,039
                                                          -----------     -----------     -----------      -----------

LIABILITIES
Payables for:
  Investments purchased .................................      54,679         785,165       1,754,903           32,575
  Capital stock repurchased .............................       3,367          53,146           1,496            4,267
Management fees payable .................................          --          27,275          36,252               --
Accrued directors' fees payable .........................          33              14              --               --
Accrued distribution fees payable .......................         817          10,653          14,585            1,970
Other accrued expenses and payables .....................      23,833          32,709          23,182           33,773
                                                          -----------     -----------     -----------      -----------
Total liabilities .......................................      82,729         908,962       1,830,418           72,585
                                                          -----------     -----------     -----------      -----------
Net assets .............................................. $ 3,941,942     $51,861,108     $74,908,046      $ 9,839,454
                                                          ===========     ===========     ===========      ===========

NET ASSETS
Paid in capital ......................................... $ 4,862,560     $55,142,785     $82,071,277      $10,878,549
Undistributed (distributions in excess of)
  investment income--net ................................      40,408          23,302       1,108,560           96,417
Unrealized appreciation (depreciation) on:
  Investments--net ......................................     162,389       3,624,871       3,291,765          504,627
  Foreign currency--net .................................          --              --          (2,017)              60
Accumulated undistributed realized gain (loss)--net .....  (1,123,415)     (6,929,850)    (11,561,539)      (1,640,199)
                                                          -----------     -----------     -----------      -----------
Net assets .............................................. $ 3,941,942     $51,861,108     $74,908,046      $ 9,839,454
                                                          ===========     ===========     ===========      ===========

Shares of capital stock outstanding* ....................     459,236       4,328,550       8,553,370        1,244,018
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE       $ 8.58         $ 11.98          $ 8.76           $ 7.91

Cost of investments in securities ....................... $ 3,842,269     $48,572,274     $72,419,874      $ 9,347,738
Cost of foreign currency ................................ $        --     $        --     $   192,301      $    23,394

* $0.001 par value, 500,000,000 shares authorized for the Portfolios in total.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                                                             LAZARD          LAZARD
                                                            LAZARD           LAZARD        RETIREMENT      RETIREMENT
                                                          RETIREMENT       RETIREMENT     INTERNATIONAL     EMERGING
                                                            EQUITY         SMALL CAP         EQUITY          MARKETS
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS)
INCOME:
  Interest ...............................................  $    697      $   11,142      $   15,531      $    2,333
  Dividends ..............................................    34,944         258,611       1,172,847         155,222
                                                            --------      ----------      ----------      ----------
Total investment income* .................................    35,641         269,753       1,188,378         157,555
                                                            --------      ----------      ----------      ----------
EXPENSES:
  Management fees ........................................    13,696         171,881         213,593          42,094
  Administration fees ....................................    19,038          23,179          24,292          19,515
  Distribution fees ......................................     4,565          57,294          71,198          10,523
  Custodian fees .........................................    20,946          38,610          62,242          44,876
  Professional services ..................................    13,276          23,766          20,709          13,845
  Shareholders' services .................................     6,833           6,986           7,447           6,729
  Directors' fees and expenses ...........................       138           1,323           1,201             230
  Shareholders' reports ..................................       583           5,232           4,433             886
  Other ..................................................       381             977             933             423
                                                            --------      ----------      ----------      ----------
Total expenses before fees waived and expenses reimbursed     79,456         329,248         406,048         139,121
  Management fees waived and expenses reimbursed .........   (47,157)        (42,766)        (50,049)        (62,379)
  Administration fees waived .............................    (9,375)            --              --           (9,375)
  Expense reductions .....................................       (97)            (14)            (10)            (18)
                                                            --------      ----------      ----------      ----------
Expenses--net ............................................    22,827         286,468         355,989          67,349
                                                            --------      ----------      ----------      ----------
INVESTMENT INCOME (LOSS)--NET ............................    12,814         (16,715)        832,389          90,206
                                                            --------      ----------      ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY--NET
  Realized gain (loss) on:
    Investments--net .....................................  (149,676)     (3,022,351)     (1,603,766)        108,492
    Foreign currency--net ................................        --              --        (111,016)         (4,054)
  Change in net unrealized appreciation (depreciation) on:
    Investments--net .....................................   432,285       8,383,549       6,056,172         890,603
    Foreign currency--net ................................        --              --          (2,362)          1,220
                                                            --------      ----------      ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY--NET ..................   282,609       5,361,198       4,339,028         996,261
                                                            --------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................  $295,423      $5,344,483      $5,171,417      $1,086,467
                                                            ========      ==========      ==========      ==========
*Net of foreign withholding taxes of .....................  $    153      $      447      $  142,421      $   12,786
                                                            ========      ==========      ==========      ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             LAZARD RETIREMENT                 LAZARD RETIREMENT
                                                             EQUITY PORTFOLIO                 SMALL CAP PORTFOLIO
                                                      ------------------------------    -----------------------------
                                                      SIX MONTHS ENDED   YEAR ENDED     SIX MONTHS ENDED  YEAR ENDED
                                                        JUNE 30, 2003   DECEMBER 31,      JUNE 30, 2003  DECEMBER 31,
                                                         (UNAUDITED)        2002           (UNAUDITED)       2002
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income (loss)--net ....................... $    12,814     $    25,946      $   (16,715)    $   (90,478)
  Realized gain (loss) on investments and
    foreign currency--net .............................    (149,676)       (688,195)      (3,022,351)     (3,549,265)
  Change in unrealized appreciation (depreciation)--net     432,285        (201,392)       8,383,549      (8,808,736)
                                                        -----------     -----------      -----------     -----------
Net increase (decrease) in net assets resulting
  from operations .....................................     295,423        (863,641)       5,344,483     (12,448,479)
                                                        -----------     -----------      -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income--net .........................          --          (3,177)              --              --
  From realized gains--net ............................          --              --               --        (229,881)
                                                        -----------     -----------      -----------     -----------
Net decrease in net assets resulting from distributions          --          (3,177)              --        (229,881)
                                                        -----------     -----------      -----------     -----------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sales .............................     934,445       2,513,776        8,977,072      46,617,304
  Net proceeds from reinvestment of distributions .....          --           3,177               --         229,881
  Cost of shares redeemed .............................  (1,038,261)     (2,914,349)      (9,913,039)    (28,879,989)
                                                        -----------     -----------      -----------     -----------
Net increase (decrease) in net assets from
  capital stock transactions ..........................    (103,816)       (397,396)        (935,967)     17,967,196
                                                        -----------     -----------      -----------     -----------
Total increase (decrease) in net assets ...............     191,607      (1,264,214)       4,408,516       5,288,836
Net assets at beginning of period .....................   3,750,335       5,014,549       47,452,592      42,163,756
                                                        -----------     -----------      -----------     -----------
Net assets at end of period* .......................... $ 3,941,942     $ 3,750,335      $51,861,108     $47,452,592
                                                        ===========     ===========      ===========     ===========

SHARES ISSUED AND REPURCHASED:
  Shares outstanding at beginning of period ...........     477,899         534,559        4,426,956       3,223,779
                                                        -----------     -----------      -----------     -----------
  Shares sold .........................................     114,917         300,204          811,858       3,666,010
  Shares issued to shareholders from reinvestment
    of distributions ..................................          --             388               --          20,470
  Shares repurchased ..................................    (133,580)       (357,252)        (910,264)     (2,483,303)
                                                        -----------     -----------      -----------     -----------
  Net increase (decrease) .............................     (18,663)        (56,660)         (98,406)      1,203,177
                                                        -----------     -----------      -----------     -----------
  Shares outstanding at end of period .................     459,236         477,899        4,328,550       4,426,956
                                                        ===========    ============      ===========     ===========
*Includes undistributed (distributions in excess of)
  investment income--net .............................. $    40,408    $     27,594      $    23,302     $    40,017
                                                        ===========    ============      ===========     ===========





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                             LAZARD RETIREMENT                 LAZARD RETIREMENT
                                                      INTERNATIONAL EQUITY PORTFOLIO      EMERGING MARKETS PORTFOLIO
                                                      ------------------------------    -----------------------------
                                                      SIX MONTHS ENDED   YEAR ENDED     SIX MONTHS ENDED  YEAR ENDED
                                                        JUNE 30, 2003   DECEMBER 31,      JUNE 30, 2003  DECEMBER 31,
                                                         (UNAUDITED)        2002           (UNAUDITED)       2002
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income (loss)--net ......................  $   832,389     $   397,193      $    90,206     $    72,165
  Realized gain (loss) on investments and
    foreign currency--net ............................   (1,714,782)     (5,333,647)         104,438        (650,942)
  Change in unrealized appreciation (depreciation)--net   6,053,810         292,792          891,823          81,128
                                                        -----------     -----------      -----------     -----------
Net increase (decrease) in net assets resulting
  from operations ....................................    5,171,417      (4,643,662)       1,086,467        (497,649)
                                                        -----------     -----------      -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income--net ........................           --         (37,072)              --         (54,276)
                                                        -----------     -----------      -----------     -----------
Net decrease in net assets resulting from distributions          --         (37,072)              --         (54,276)
                                                        -----------     -----------      -----------     -----------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sales ............................   26,282,603      32,242,893        1,778,191       9,983,938
  Net proceeds from reinvestment of distributions ....           --          37,072               --          54,276
  Cost of shares redeemed ............................   (5,459,005)    (10,996,859)        (990,513)     (6,428,372)
                                                        -----------     -----------      -----------     -----------
Net increase (decrease) in net assets from
  capital stock transactions .........................   20,823,598      21,283,106          787,678       3,609,842
                                                        -----------     -----------      -----------     -----------
Total increase (decrease) in net assets ..............   25,995,015      16,602,372        1,874,145       3,057,917
Net assets at beginning of period ....................   48,913,031      32,310,659        7,965,309       4,907,392
                                                        -----------     -----------      -----------     -----------
Net assets at end of period* .........................  $74,908,046     $48,913,031      $ 9,839,454     $ 7,965,309
                                                        ===========     ===========      ===========     ===========

SHARES ISSUED AND REPURCHASED:
  Shares outstanding at beginning of period ..........    6,029,034       3,552,781        1,134,215         683,959
                                                        -----------     -----------      -----------     -----------
  Shares sold ........................................    3,198,306       3,754,965          254,680       1,302,294
  Shares issued to shareholders from reinvestment
    of distributions .................................           --           4,361               --           7,710
  Shares repurchased .................................     (673,970)     (1,283,073)        (144,877)       (859,748)
                                                        -----------     -----------      -----------     -----------
  Net increase (decrease) ............................    2,524,336       2,476,253          109,803         450,256
                                                        -----------     -----------      -----------     -----------
  Shares outstanding at end of period ................    8,553,370       6,029,034        1,244,018       1,134,215
                                                        ===========     ===========      ===========     ===========
*Includes undistributed (distributions in excess of)
  investment income--net .............................  $ 1,108,560     $   276,171      $    96,417     $     6,211
                                                        ===========     ===========      ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


--------------------------------------------------------------------------------
LAZARD RETIREMENT EQUITY PORTFOLIO

                                           SIX MONTHS                      YEAR ENDED                    FOR THE PERIOD
                                             ENDED       -----------------------------------------------   3/18/98* TO
                                            6/30/03+     12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
                                            --------     --------     --------     --------     --------     --------
Net asset value, beginning of period ....   $   7.85     $   9.38     $  10.20     $  11.53     $  11.05     $  10.00
                                            --------     --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss) ..........       0.03         0.06         0.06         0.07         0.06         0.02
  Net realized and unrealized gain (loss)       0.70        (1.58)       (0.82)       (0.10)        0.83         1.06
                                            --------     --------     --------     --------     --------     --------
  Total from investment operations ......       0.73        (1.52)       (0.76)       (0.03)        0.89         1.08
                                            --------     --------     --------     --------     --------     --------
Less distributions from:
  Net investment income .................         --        (0.01)       (0.06)       (0.07)       (0.06)       (0.02)
  Net realized gains ....................         --           --           --        (1.23)       (0.35)       (0.01)
                                            --------     --------     --------     --------     --------     --------
  Total distributions ...................         --        (0.01)       (0.06)       (1.30)       (0.41)       (0.03)
                                            --------     --------     --------     --------     --------     --------
Net asset value, end of period ..........   $   8.58     $   7.85     $   9.38     $  10.20     $  11.53     $  11.05
                                            ========     ========     ========     ========     ========     ========
TOTAL RETURN (a) ........................       9.30%      (16.25)%      (7.47)%      (0.09)%       8.16%       10.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $  3,942     $  3,750     $  5,015     $  3,232     $  2,835     $  2,513
Ratios to average net assets:
  Net expenses (b) ......................       1.25%        1.25%        1.25%        1.25%        1.33%        1.50%
  Gross expenses (b) ....................       4.35%        3.74%        3.25%        5.07%        5.63%       21.32%
  Net investment income (b) .............       0.70%        0.58%        0.63%        0.74%        0.42%        0.53%
Portfolio turnover rate .................         33%          94%         141%         133%          35%          40%


LAZARD RETIREMENT SMALL CAP PORTFOLIO

                                           SIX MONTHS                             YEAR ENDED
                                             ENDED       ------------------------------------------------------------
                                            6/30/03+     12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
                                            --------     --------     --------     --------     --------     --------
Net asset value, beginning of period ....   $  10.72     $  13.08     $  11.75     $   9.82     $   9.52     $   9.84
                                            --------     --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss) ..........         --         0.01         0.01         0.03         0.02           --
  Net realized and unrealized gain (loss)       1.26        (2.32)        2.15         2.03         0.46        (0.32)
                                            --------     --------     --------     --------     --------     --------
  Total from investment operations ......       1.26        (2.31)        2.16         2.06         0.48        (0.32)
                                            --------     --------     --------     --------     --------     --------
Less distributions from:
  Net investment income .................         --           --        (0.01)       (0.03)       (0.02)          --
  Net realized gains ....................         --        (0.05)       (0.82)       (0.10)       (0.16)          --
                                            --------     --------     --------     --------     --------     --------
  Total distributions ...................         --        (0.05)       (0.83)       (0.13)       (0.18)          --
                                            --------     --------     --------     --------     --------     --------
Net asset value, end of period ..........   $  11.98     $  10.72     $  13.08     $  11.75     $   9.82     $   9.52
                                            ========     ========     ========     ========     ========     ========
TOTAL RETURN (a) ........................      11.75%      (17.68)%      18.63%       21.05%        5.13%       (3.22)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $ 51,861     $ 47,453     $ 42,164     $ 15,205     $  2,709     $  1,704
Ratios to average net assets:
  Net expenses (b) ......................       1.25%        1.25%        1.25%        1.25%        1.32%        1.50%
  Gross expenses (b) ....................       1.44%        1.42%        1.67%        2.76%        7.31%       16.20%
  Net investment income (loss) (b) ......      (0.07)%      (0.17)%       0.09%        0.42%        0.16%       (0.18)%
Portfolio turnover rate .................         38%         108%          78%          67%          73%          61%

+   Unaudited.
*   Commencement of operations.
(a) Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b) Annualized for periods of less than one year.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


--------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

                                           SIX MONTHS                      YEAR ENDED                     FOR THE PERIOD
                                             ENDED       -----------------------------------------------    9/1/98* TO
                                            6/30/03+     12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
                                            --------     --------     --------     --------     --------     --------
Net asset value, beginning of period ....   $   8.11     $   9.09     $  12.01     $  13.49     $  11.23     $  10.00
                                            --------     --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss) ..........       0.08         0.05         0.01         0.10         0.08        (0.04)
  Net realized and unrealized gain (loss)       0.57        (1.02)       (2.90)       (1.40)        2.32         1.27
                                            --------     --------     --------     --------     --------     --------
  Total from investment operations ......       0.65        (0.97)       (2.89)       (1.30)        2.40         1.23
                                            --------     --------     --------     --------     --------     --------
Less distributions from:
  Net investment income .................         --        (0.01)          --(c)     (0.08)       (0.07)          --
  Net realized gains ....................         --           --        (0.03)       (0.10)       (0.07)          --
                                            --------     --------     --------     --------     --------     --------
  Total distributions ...................         --        (0.01)       (0.03)       (0.18)       (0.14)          --
                                            --------     --------     --------     --------     --------     --------
Net asset value, end of period ..........   $   8.76     $   8.11     $   9.09     $  12.01     $  13.49     $  11.23
                                            ========     ========     ========     ========     ========     ========
TOTAL RETURN (a) ........................       8.01%      (10.71)%     (24.06)%      (9.62)%      21.41%       12.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $ 74,908     $ 48,913     $ 32,311     $ 20,937     $  6,308     $    513
Ratios to average net assets:
  Net expenses (b) ......................       1.25%        1.25%        1.25%        1.25%        1.31%        1.60%
  Gross expenses (b) ....................       1.43%        1.65%        1.94%        2.32%       12.94%       48.67%
  Net investment income (loss) (b) ......       2.92%        0.98%        0.50%        0.72%        0.85%       (0.58)%
Portfolio turnover rate .................         17%          49%          58%          32%          22%           7%


LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

                                           SIX MONTHS                             YEAR ENDED
                                             ENDED       ------------------------------------------------------------
                                            6/30/03+     12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
                                            --------     --------     --------     --------     --------     --------
Net asset value, beginning of period ....   $   7.02     $   7.17     $   7.59     $  11.01     $   7.26     $   9.49
                                            --------     --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss) ..........       0.07         0.05         0.03         0.03         0.02         0.06
  Net realized and unrealized gain (loss)       0.82        (0.16)       (0.42)       (3.12)        3.76        (2.23)
                                            --------     --------     --------     --------     --------     --------
  Total from investment operations ......       0.89        (0.11)       (0.39)       (3.09)        3.78        (2.17)
                                            --------     --------     --------     --------     --------     --------
Less distributions from:
  Net investment income .................         --        (0.04)       (0.03)       (0.01)       (0.03)       (0.06)
  Net realized gains ....................         --           --           --        (0.32)          --           --
                                            --------     --------     --------     --------     --------     --------
  Total distributions ...................         --        (0.04)       (0.03)       (0.33)       (0.03)       (0.06)
                                            --------     --------     --------     --------     --------     --------
Net asset value, end of period ..........   $   7.91     $   7.02     $   7.17     $   7.59     $  11.01     $   7.26
                                            ========     ========     ========     ========     ========     ========
TOTAL RETURN (a) ........................      12.68%       (1.50)%      (5.07)%     (28.07)%      52.09%      (22.85)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $  9,839     $  7,965     $  4,907     $  4,789     $  4,568     $  1,249
Ratios to average net assets:
  Net expenses (b) ......................       1.60%        1.60%        1.60%        1.60%        1.64%        1.80%
  Gross expenses (b) ....................       3.31%        3.92%        4.21%        4.15%        9.59%       14.37%
  Net investment income (b) .............       2.14%        0.95%        0.52%        0.42%        0.39%        0.83%
Portfolio turnover rate .................          9%          53%          63%          54%          45%          44%

+   Unaudited.
*   Commencement of operations.
(a) Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b) Annualized for periods of less than one year.
(c) Amount is less than $0.01 per share.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

Lazard Retirement Series, Inc. (the "Fund") was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven no-load portfolios (each referred to as a "Portfolio"), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is "diversified", as defined in the Act, are offered: Lazard Retirement Equity Portfolio ("Equity Portfolio"), Lazard Retirement Small Cap Portfolio ("Small Cap Portfolio"), Lazard Retirement International Equity Portfolio ("International Equity Portfolio") and Lazard Retirement Emerging Markets Portfolio ("Emerging Markets Portfolio"). Each of the other three Portfolios had not commenced operations as of June 30, 2003.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(a) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations.

Securities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

(b) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premium and accrete discount on fixed-income securities using the effective yield method.

(c) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) FOREIGN CURRENCY TRANSLATION--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2002, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO               EXPIRING 2009      EXPIRING 2010
---------               -------------      -------------
Equity                   $   88,896         $  761,551
Small Cap                        --          3,603,539
International Equity      2,886,750          5,759,225
Emerging Markets            475,627            600,016

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2002, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2002 and December 31, 2002, as follows:

PORTFOLIO                          AMOUNT
---------                         --------
Equity                            $ 30,237
Small Cap                               --
International Equity               643,349
Emerging Markets                   115,476

(f) DIVIDENDS AND DISTRIBUTIONS--Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.

(h) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS

The Fund has entered into an investment management agreement (the "Management Agreement") with Lazard Asset Management LLC (the "Investment Manager"), a subsidiary of Lazard Freres & Co. LLC ("Lazard"). Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

PORTFOLIO                            ANNUAL RATE
---------                            -----------
Equity                                   0.75%
Small Cap                                0.75
International Equity                     0.75
Emerging Markets                         1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

                                        ANNUAL
PORTFOLIO                         OPERATING EXPENSES
---------                         ------------------
Equity                                   1.25%
Small Cap                                1.25
International Equity                     1.25
Emerging Markets                         1.60

The Fund has entered into an administrative agreement with State Street Bank and Trust Company ("State Street") to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive one half of the $37,500 fixed annual rate for each of the Equity and Emerging Markets Portfolios until each Portfolio's net assets reach $25 million.

The Fund has a distribution agreement with Lazard pursuant to which Lazard acts as distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with the distribution of Portfolio shares.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

Lazard provides each Portfolio with distribution services pursuant to a Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to Lazard, at an annual rate of 0.25% of the average daily net assets of the Portfolio, for distribution and servicing of accounts. Lazard may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals, for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and The Lazard Funds, Inc., another multi-series fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses.

In addition, the Chairman of the Audit Committee for the Fund and The Lazard Funds, Inc. also receives an annual fee of $5,000.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2003 were as follows:

PORTFOLIO                    PURCHASES        SALES
---------                   -----------   -----------
Equity                      $ 1,185,384   $ 1,485,377
Small Cap                    16,897,463    17,711,816
International Equity         30,163,997     9,732,489
Emerging Markets              1,397,245       709,243

For the period ended June 30, 2003, no brokerage commissions were paid to Lazard for portfolio transactions executed on behalf of the Portfolios.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

BOARD OF DIRECTORS AND OFFICERS INFORMATION
(UNAUDITED)
--------------------------------------------------------------------------------

NAME (AGE)                          POSITION(S)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ADDRESS                             WITH THE FUND*          AND OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

John J. Burke (74)                  Director                Lawyer and Private Investor; Director, Pacific Steel &
50 Burning Tree Lane                since April 1997        Recycling, a steel service and recycling company; Director,
Butte, MT 59701                                             Sletten Construction Company, a multi-state general
                                                            contractor; Trustee Emeritus, The University of Montana
                                                            Foundation.

Kenneth S. Davidson (58)            Director                President, Davidson Capital Management Corporation; Trustee,
Davidson Capital                    since April 1997        The Juilliard School; Chairman of the Board, Bridgehampton
Management Corporation                                      Chamber Music Festival; Trustee, American Friends of the
500 Park Avenue                                             National Gallery/London; Trustee, The Spence School.
Suite 510
New York, NY 10022

William Katz (48)                   Director                President and Chief Executive Officer, BBDO New York, an
BBDO Worldwide                      since April 1997        advertising agency; Director, BBDO Worldwide.
1285 Avenue of the Americas
New York, NY 10019

Lester Z. Lieberman (72)            Director                Private Investor; Director, Dowel Associates, a real estate
25 Lindsley Drive                   since April 1997        developer; Chairman, Healthcare Foundation of NJ; Director,
Morristown, NJ 07960                                        Cives Steel Co.; Director, Northside Power Transmission Co.;
                                                            Advisory Trustee, New Jersey Medical School.

Richard Reiss, Jr. (59)             Director                Managing Partner, Georgica Advisors LLC, an investment
Georgica Advisors LLC               since April 1997        manager; Director, Lazard Alternative Strategies Fund, LLC;
Carnegie Hall Tower                                         Director, O'Charley's, Inc., a restaurant chain.
152 West 57th Street
46th Floor
New York, NY 10019

INTERESTED DIRECTORS**:

Norman Eig (62)                     Chairman of the         Managing Director and Co-Chief Executive Officer of the
Lazard Asset Management LLC         Board                   Investment Manager; Member of the Management Committee of
30 Rockefeller Plaza                since April 1997        Lazard.
New York, NY 10112-6300

Herbert W. Gullquist (66)           President and Director  Managing Director, Co-Chief Executive Officer and Chief
Lazard Asset Management LLC         since April 1997        Investment Officer of the Investment Manager.
30 Rockefeller Plaza
New York, NY 10112-6300

John Rutledge (54)                  Director                Chairman, Rutledge Capital, LLC, an economics and investment
Rutledge Capital, LLC               since April 1997        advisory firm; Director, Strategic Optical Holdings Corp.;
29 Horseshoe Road                                           Director, Framed Picture Enterprise; Director, Crom
Cos Cob, CT 06807                                           Corporation, a water storage system manufacturer; Director,
                                                            Earle M. Jorgensen Co., a steel service center company;
                                                            Director, Amerindo Funds, Inc., a family of three investment portfolios; Director, Vingage Corporation, a streaming video company; Chairman of Advisory Board, Saugatuck Capital.


 * Each Director serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.
** Mr. Eig and Mr. Gullquist are "interested persons" (as defined in the Act) of the Fund ("Interested Directors") because of their positions with the Investment Manager; Mr. Rutledge is an Interested Director because of a family member's position with the Investment Manager.

The Fund's Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

BOARD OF DIRECTORS AND OFFICERS INFORMATION (CONCLUDED)
(UNAUDITED)
--------------------------------------------------------------------------------

NAME (AGE)                        POSITION(S)
ADDRESS                           WITH THE FUND*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------

OFFICERS:

Nathan A. Paul (30)               Vice President and       Director and General Counsel of the Investment Manager; from
Lazard Asset Management LLC       Secretary                September 1997 to October 2000, an Associate at Schulte Roth &
30 Rockefeller Plaza              since April 2002         Zabel LLP, a law firm.
New York, NY 10112-6300

Stephen St. Clair (44)            Treasurer                Fund Administration Manager of the Investment Manager.
Lazard Asset Management LLC       since April 2003
30 Rockefeller Plaza
New York, NY 10112-6300

Brian D. Simon (40)               Assistant Secretary      Vice President of the Investment Manager; from July 1999 to
Lazard Asset Management LLC       since November 2002      October 2002, Vice President, Law & Regulation at J. & W. Seligman
30 Rockefeller Plaza                                       & Co.; from July 1997 to July 1999, an Associate at Schulte Roth &
New York, NY 10112-6300                                    Zabel LLP, a law firm.


* Each Officer serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

INVESTMENT MANAGER
Lazard Asset Management LLC
30 Rockefeller Plaza New York,
New York 10112-6300
Telephone: 800-887-4929

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112-6300

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is for the information of the shareholders of Lazard Retirement Series, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current Prospectus.


[LOGO]



[LOGO] LAZARD  Lazard Retirement Series, Inc.

                       30 Rockefeller Plaza             Tel 800-887-4929
                       New York, NY 10112-6300          www.LazardNet.com



RT03101

ITEM 2.   CODE OF ETHICS.

                  Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAZARD RETIREMENT SERIES, INC.

By:      /s/ Norman Eig
         ---------------------------
         Norman Eig
         Chief Executive Officer

Date:    August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Norman Eig
         ---------------------------
         Norman Eig
         Chief Executive Officer

Date:    August 22, 2003

By:      /s/ Stephen St. Clair
         ---------------------------
         Stephen St. Clair
         Chief Financial Officer

Date:    August 22, 2003

                                  EXHIBIT INDEX

               (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

               (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)